Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.6385%



        Excess Protection Level
          3 Month Average  5.86%
          September, 1999  5.76%
          August, 1999  5.90%
          July, 1999  5.93%


        Cash Yield                                  18.00%


        Investor Charge Offs                        4.60%


        Base Rate                                   7.64%


        Over 30 Day Delinquency                     4.90%


        Seller's Interest                           6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $45,780,732,257.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,198,912,739.27